SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

                                   --------
                      Deutsche Science and Technology Fund


The fund's Board of Trustees has approved (i) the appointment of Deutsche Asset Management International GmbH (Deutsche AM International GmbH), an indirect, wholly-owned subsidiary of Deutsche Bank AG, as subadvisor to the fund; and
(ii) the subadvisory agreement between Deutsche Investment Management Americas Inc. (DIMA), the investment advisor to the fund, and Deutsche AM International GmbH, its affiliate, with respect to the fund. Deutsche AM International GmbH will begin providing portfolio management services to the fund on or about October 3, 2016.


DIMA, subject to the approval of the fund's Board, has ultimate responsibility to oversee any subadvisor to the fund and to recommend the hiring, termination and replacement of subadvisors for the fund. The fund and DIMA have received an exemptive order from the Securities and Exchange Commission (SEC) that allows DIMA, subject to the approval of the fund's Board, to appoint Deutsche AM International GmbH as subadvisor to the fund without obtaining shareholder approval. The fund and DIMA are subject to certain conditions imposed by the SEC order.


THE FOLLOWING SECTIONS OF THE FUND'S SUMMARY PROSPECTUS ARE SUPPLEMENTED AS FOLLOWS EFFECTIVE ON OR ABOUT OCTOBER 3, 2016:

The following information is added under the "MANAGEMENT" section of the fund's summary prospectus.


SUBADVISOR



Deutsche Asset Management International GmbH

The following information replaces the existing disclosure contained under the "Portfolio Manager(s)" sub-heading of the "MANAGEMENT" section of the fund's summary prospectus.


FREDERIC L. FAYOLLE, CFA, DIRECTOR. Portfolio Manager of the fund. Managed the fund from 2009 to 2014 and resumed managing the fund in 2016.


WALTER HOLICK, DIRECTOR. Portfolio Manager of the fund. Managed the fund from 2009 to 2014 and resumed managing the fund in 2016.

NATALY YACKANICH, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Began managing the fund in 2014.

               Please Retain This Supplement for Future Reference


September 28, 2016
PROSTKR-715

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